Marketable securities	6 Months Ended
Jun. 30, 2024
Marketable securities [Abstract]
Marketable securities
6.	Marketable securities

Marketable securities
$’000
Fair value
At January 1, 2024	88,667
Accrued interest	2,007
Interest received	(553)
Redemptions and disposals of marketable securities	(14,130)
Revaluation adjustment	(603)
At June 30, 2024	75,388

The Group holds government and corporate listed bonds which comprise marketable securities measured at FVOCI. These marketable securities had a fair value of $75.4 million at June 30, 2024 (December 31, 2023: $88.7 million). During the six month period ended June 30, 2024, a number of marketable securities were redeemed. This resulted in total proceeds of $14.1 million in the period. The impairment loss allowance for expected credit losses at the reporting date was $0.1 million (December 31, 2023: $0.1 million). At June 30, 2024, the maturity of the Group’s marketable securities ranges from one month to three years. This maturity has been reflected in the allocation of current and non-current assets in the unaudited condensed consolidated interim statement of financial position.

The movement through OCI for the three and six months ended June 30, 2024, is shown in the table below as follows:

	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
	$’000	$’000	$’000	$’000
Revaluation adjustments	(110)	(1,295)	(603)	(770)
Movement of expected credit losses on assets measured at FVOCI	3	(217)	(47)	(18)
Movement on marketable securities through OCI	(107)	(1,512)	(650)	(788)